Exhibit 10.25

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Google Services Agreement

Google Inc. 1600 Amphitheatre Parkway Mountain View, CA 94043 Tel: (650) 623-4000 Fax:(650) 618-2678	Google SPD Rep: David Graham Google SPD Director: Sanjay Kapoor Google Sales Engineer: Julian Bill Google Legal Contact: Beth Martin, Jennifer Nam, James Murdock

CUSTOMER (FULL LEGAL NAME): IAC/InterActiveCorp		Agreement Effective Date: January 1, 2008

	Corporate Contact Information:	Billing Contact Information:	Legal Notices to:

Attention:	Greg Blatt	As provided by IAC for each IAC Site Affiliate	Greg Blatt
Title:	EVP, General Counsel		EVP, General Counsel
Address, City, State, Postal Code, Country:	555 W. 18th Street New York, NY 10011		555 W. 18th Street New York, NY 10011

Phone:	212-314-7274		212-314-7274

Fax:

Email:	blatt@iac.com		blatt@iac.com

Technical Contact:	Name: As provided by IAC for each IAC Site Affiliate	Email:	Tel:

Customer Wire Transfer Info (if applicable):		D&B DUNS Number:	VAT/Tax Number:

Initial Services Term: January 1, 2008 – December 31, 2012

[***]

[***]	[***]	[***]

[***]	[***]	[***]

ADSENSE SERVICES

ADSENSE FOR SEARCH (“AFS”)	AFS Revenue Share Percentage for Sites (%)	AFS Revenue Share Percentage for Syndicated Sites (%)	Specifications

☒ AdSense for Search AFS Site: See Exhibit A.	[***]	[***]	Ads/Results Page Minimum Number: [***] See Exhibit B for other AFS Specifications

Confidential

ADSENSE FOR CONTENT (“AFC”)	AFC Revenue Share Percentage (%)	Specifications

☒ AdSense for Content AFC Site: See Exhibit A	[***]	Ads/Results Page Minimum Number: [***] See Exhibit D for AFC Specifications

To Be Completed By Google Finance

Customer PO #: ☐ Credit Check Complete	Currency: ☒ US Dollar ☐ Japanese Yen ☐ Other:

This Google Services Agreement (“Agreement”) is entered into by and between Google Inc., on behalf of itself and its Affiliates (“Google”) and IAC/InterActiveCorp, a corporation formed under the laws of Delaware (“IAC”).  This Agreement, effective as of January 1, 2008 (“Effective Date”), sets forth the terms and conditions under which Google makes certain Services available to IAC and certain of its Affiliates.

1.             General Definitions.

1.1      “Above-the-fold” means that portion of an Internet browser that is visible to any End User at a minimum resolution of 800 by 600 pixels without scrolling within the applicable Web page, as viewed through an Internet browser application considered among the top two (2) most widely used from time to time.

1.2      “Ads” or “Advertising Results” means advertisements served by Google under the Agreement.

1.3      “AFC Ads” means the advertisements provided by Google to the IAC Site Affiliates under this Agreement through Google’s AFC Service.

1.4      “AFC Percentage” means the percentage set forth under the title “AFC Revenue Share Percentage” on the Cover Page of this Agreement.

1.5      “AFC Protocol” means the protocol provided by Google for accessing the AFC Services, as such protocol may be updated by Google from time to time.

1.6      “AFC Request” means a request for AFC Ads (including requests for [***]) in connection with a pageview of a page on which AFC Ads are to be displayed.

1.7      “AFC Results Set” means the set of AFC Ads transmitted by Google in response to an AFC Request.

1.8      “AFC Revenues” for any period during the Services Term means ad revenues that are recognized by Google in such period and attributed to AFC Ads displayed on the AFC Sites in such period in accordance with the requirements of this Agreement. [***]

1.9      “AFC Service” means [***] the AdSense for Content Service.

1.10    “Affiliate” means, with respect to either party, any corporation, firm, partnership, person or other entity, whether de jure or de facto, which directly or indirectly owns, is owned by or is under common ownership with such party, and any person, firm, partnership, corporation or other entity actually controlled by, controlling or under common control with such party.  [***]

1.11    “AFS Ads” means the advertisements provided by Google to the IAC Site Affiliates under this Agreement through Google’s AFS Service.

1.12    “AFS Percentage for Sites” means the percentage set forth under the title “AFS Revenue Share Percentage for Sites” on the Cover Page of this Agreement.

1.13    “AFS Percentage for [***]” means the percentage set forth under the title “AFS Revenue Share Percentage for [***]” on the Cover Page of this Agreement.

1.14    “AFS Protocol” means the protocol provided by Google for accessing the AFS Services, as such protocol may be updated by Google from time to time.

1.15    “AFS Query” means a query sent to Google by the IAC Site Affiliates to be processed by Google’s AFS Service as permitted herein.

1.16    “AFS Results Set” means the set of AFS Ads transmitted by Google to the IAC Site Affiliates in response to an AFS Query.

1.17    “AFS Revenues” for any period during the Services Term means ad revenues from Sites [***] that are recognized by Google in such period and attributed to AFS Ads displayed on the AFS Sites [***], in such period in accordance with the requirements of this Agreement.  [***].

1.18    “AFS Service” means, [***] the AdSense for Search Service.

1.19    [***]

1.20    [***]

1.21    “Brand Features” means the trade names, trademarks, service marks, logos, domain names, and other distinctive brand features of each party, respectively, as secured by such party from time to time.

1.22    [***]

1.23    “Client Application” means any application, plug-in, helper, component or other executable code that runs on user’s computer; examples of Client Applications include those that provide instant messaging, chat, email, data, file viewing, media playing, file sharing, games, internet navigation, search and other services.  [***]

1.24    “Client ID” means a unique alphanumeric code provided to and used by the IAC Site Affiliates as permitted herein.

1.25    “Customer Content” means any editorial, text, graphic, audiovisual, and other content that is served to End Users of the Sites, [***] and that is not provided by Google.

1.26    “Destination Page” means any Web page which may be accessed by clicking on any portion of an Advertising Result.

1.27    [***]

1.28    “End Users” of a particular Site [***] means individual, human end users who visit or use the applicable Site [***].

1.29    “Google Administrative Console” means a password protected area of Google’s website which allows the IAC Site Affiliates to view reports and update contact information [***].

1.30    “Google Protocols” means any of Google’s then current protocols for accessing and implementing the Services.

1.31    “IAC Site Affiliates” means, at any given time, those of IAC’s Affiliates which (i) operate and manage the day-to-day activities of one or more of the Sites, or (ii) manage the provision of the [***] to one or more of the [***].  In the event IAC either (i) operates and manages the day-to-day activities of one or more of the Sites, or (ii) manages the provision of the [***] to one or more of the [***], then IAC shall also be included in the definition of IAC Site Affiliates.

1.32    “IAC Party” means IAC or any of its Affiliates and “IAC Parties” means IAC and its Affiliates.

1.33    “Intellectual Property Rights” means any and all rights existing from time to time under patent law, copyright law, semiconductor chip protection law, moral rights law, trade secret law, trademark law, unfair competition law, publicity rights law, privacy rights law, and any and all other proprietary rights, as well as, any and all applications, renewals, extensions, restorations and re-instatements thereof, now or hereafter in force and effect worldwide.

1.34    [***]

1.35    “Query” or “Queries” means the AFS Queries [***].

1.36    “Results Page” means a Web page on which Google Advertising Results are displayed.

1.37    [***]

1.38    “Services” means the [***], AFS Service and AFC Service, collectively.

1.39    “Site(s),” as that term is used in this Agreement, means the AFS Site(s) and AFC Site(s) collectively.  The “AFS Site(s)” and “AFC Site(s)” are those websites as set forth in Exhibit A, as the same may be amended from time to time as follows.  IAC may add to the list of AFS Sites and/or AFC Sites [***], provided that in each such case, the websites conform to the requirements set forth in this Agreement.  With Google’s prior written approval, IAC may add to the list of AFS Sites and/or AFC Sites from time to time [***], provided that the websites conform to the requirements set forth in this Agreement.  [***]

1.40    [***]

1.41    [***]

1.42    “Valid IP Addresses” means those Internet protocol addresses provided by the IAC Site Affiliates and approved by Google prior to implementation of the applicable Services.  The list of Valid IP Addresses may be modified by the IAC Site Affiliates upon forty-eight (48) hours notice to Google via the online Google Administration Console [***] or such other URL as may be updated by Google from time to time.

1.43    [***]

2.             AFS Service Provisions

2.1      Scope of AdSense for Search Services.  Google will provide the IAC Site Affiliates with AFS Ads through its AFS Service for display on the AFS Sites [***] as permitted herein.  The parties agree to work in good faith to ensure prompt implementation of the AFS Services on each AFS Site [***]

2.2      Implementation of AFS Services.  Unless otherwise mutually agreed upon, the IAC Site Affiliates shall implement the AFS Services in a manner that conforms to the AFS Specifications set forth in the cover pages of this Agreement and conforms to Google’s brand treatment guidelines for AFS Services as updated by Google from time to time [***] or such other URL as Google may provide from time to time (“AFS Guidelines”), in each case [***] that [***] complies with the reasonable technical and implementation requirements provided by Google from time to time, including those instructions contained in the documentation setting forth the AFS Protocol.

2.3      AFS Queries.  Unless (and then only to the extent) otherwise approved by Google in writing, IAC understands and agrees and the IAC Site Affiliates shall ensure that:  (a) queries sent to Google for processing under its AFS Service [***], and (b) the IAC Site Affiliates shall send such AFS Queries to Google for processing under its AFS Services [***].  Notwithstanding anything to the contrary, Google will have no obligation to process AFS Queries that are not sent in compliance with the requirements of this Agreement.  [***]

2.4      [***].  Each IAC Site Affiliate shall deliver to Google all of the queries from its [***]  and except as otherwise provided herein, display on AFS Sites [***] the number of AFS Ads as set forth on the cover page of the Agreement, as available (or more [***]).  To the extent available, AFS Ads shall be provided to each IAC Site Affiliate by Google in response to each AFS Query submitted to Google as described herein. [***]

2.5      Operation of AFS Services.  Each IAC Site Affiliate shall ensure that each AFS Query from its Sites will [***] request no fewer than the minimum number of AFS Ads per AFS Results Page stated in the Cover Page(s) of this Agreement.  Upon Google’s receipt of an AFS Query, Google shall transmit an AFS Results Set with the number of AFS Ads requested by an IAC Site Affiliate, to the extent available, via Google’s network interface in accordance with the AFS Protocol.  The IAC Site Affiliates shall then display, in each instance, the entire AFS Results Set that corresponds to such AFS Query on the applicable AFS Site [***] in the manner contemplated by this Agreement, without editing, filtering, reordering, truncating, adding content to or otherwise modifying such AFS Results Set, provided that [***].

2.6      IAC Responsibilities.  Google shall not be responsible for receiving queries directly from the IAC Site Affiliates’ End Users, for transmission of data between the IAC Site Affiliates and Google’s network interface or for displaying the Result Sets to the IAC Site Affiliates’ End Users [***].  The IAC Site Affiliates, at their own expense, shall be responsible for providing customer support services to its End Users.

2.7      Labeling, Branding and Attribution.  IAC and/or the IAC Site Affiliates shall ensure that each AFS Ad, or each cluster or grouping of AFS Ads, is unambiguously marked as [***] “Sponsored Listings,” [***].

2.8      License to AFS Protocol.  Google grants to IAC and the IAC Site Affiliates a limited, nonexclusive and non-sublicensable license during the Services Term to use the AFS Protocol solely for the purpose of transmitting AFS Queries and other required information and receiving AFS Result Sets, as applicable, solely to the extent permitted hereunder.  Except to the limited extent expressly provided in this Agreement, Google does not grant, and no IAC Party shall acquire, any right, title or interest (including, without limitation, any implied license) in or to any Google Intellectual Property Rights; and all rights not expressly granted herein are reserved to Google.

3.             AFC Service Provisions

3.1      Scope of AdSense for Content Services.  [***]

3.2      Implementation of AFC Services.  Unless otherwise agreed to by Google in writing,  the IAC Site Affiliates shall implement AFC Services in a manner that conforms to the AFC Specifications set forth in the Cover Page(s) of this Agreement and conforms to Google’s brand treatment guidelines for AFC Services as updated by Google from time to time [***] (collectively, the “AFC Guidelines”) in each case, in a manner which [***] complies with the technical and implementation requirements provided by Google from time to time, including those instructions contained in the documentation setting forth the AFC Protocol.

3.3      AFC Requests.  The IAC Site Affiliates shall request and display AFC Ads as provided herein.  Each AFC Request must contain [***] provided and used as specified by Google.  Upon Google’s receipt of an AFC Request as described above, Google will transmit an AFC Results Set which includes the number of AFC Ads requested by IAC Site Affiliates, to the extent available, via Google’s network interface in accordance with the AFC Protocol.  The IAC Site Affiliates’ code shall, in each instance, ensure the display of the entire AFC Results Set that corresponds to such AFC Request in the manner contemplated by this Agreement, without editing, filtering, reordering, truncating, adding content to or otherwise modifying such AFC Results Set.  The IAC Site Affiliates will not send more than [***] per pageview unless otherwise authorized by Google.  Notwithstanding anything to the contrary, Google will have no obligation to process AFC Requests that are not sent in compliance with the requirements of this Agreement.  [***]

3.4      Labeling; Branding and Attribution.  IAC and the IAC Site Affiliates shall ensure that each AFC Ad, or each cluster or grouping AFC Results Set, is unambiguously identified with the label [***] “Sponsored Listings,” [***] or other comparable designation as mutually agreed by the parties [***].

3.5      License to AFC Protocol.  Google grants to IAC and the IAC Site Affiliates a limited, nonexclusive and non-sublicensable license during the Services Term to use the AFC Protocol solely for the purpose of transmitting AFC Requests and other required information and receiving AFC Results Sets solely to the extent permitted hereunder.  Except to the limited extent expressly provided in this Agreement, Google does not grant, and no IAC Party shall acquire, any right, title or interest (including, without limitation, any implied license) in or to any Google Intellectual Property Rights; and all rights not expressly granted herein are reserved to Google.

4.             Services Implementation.  The IAC Site Affiliates shall implement the Services in accordance with this Agreement.  If Google notifies an IAC Site Affiliate of an implementation problem on its Sites, [***].  The IAC Site Affiliates shall [***] implement adequate corrective modifications to solve any such implementation problem as reasonably required by Google. The IAC Site Affiliates shall [***] monitor and immediately disable any access or use by third parties that is not in compliance with this Agreement (including without limitation, spammers or any third party websites) (such access or use, “Unauthorized Use”). If Google notifies an IAC Site Affiliate of Unauthorized Use on its Sites, then IAC and/or the IAC Site Affiliate shall immediately disable such Unauthorized Use.

5.             Ownership, Rights.  The IAC Site Affiliates shall (i) own and control [***] percent [***] of the Site(s) [***], and (ii) otherwise have and maintain throughout the Services Term all rights, authorizations and licenses that are required with respect to the Site(s), [***] to permit Google to perform the Services contemplated under this Agreement.

6.             Customer Content.  Site [***] content controlled by the IAC Site Affiliates shall not contain any obscene, hate-related or excessively violent content or contain any other material, products or services that violate or encourage conduct that would violate any criminal laws, any other applicable laws, or any third party rights (“Unacceptable Content”). [***]

7.             [***]

7.1      [***]

(a)  [***]

(b)  [***]

(c)  [***]

7.2          [***]

(a) [***]

(b) [***]

(c) [***]

(d) [***]

8.             [***]

8.1     [***]

8.1.1 [***]

8.1.2 [***]

8.2      [***]

8.3      [***]

9.             Beta Features. Certain Services may include Beta Features [***].  Beta Features are provided “as is” and any use thereof shall be undertaken solely at IAC’s and/or an IAC Site Affiliate’s own risk.  Google reserves the right, in its sole discretion, to include or cease providing Beta Features as part of any Services at any time.

10.          Prohibited Actions.  IAC and the IAC Site Affiliates shall not [***]:

10.1    edit, modify, truncate, filter or change the order of the information contained in any Advertising Results (either individually or collectively) [***];

10.2    frame any Results Page or Destination Page as a separate HTML document within a frame;

10.3    redirect an End User away from the Destination Page, provide a version of the Destination Page different from the page an End User would access by going directly to the Destination Page, intersperse any content between an Advertising Result and the corresponding Destination Page or implement any click tracking or other monitoring of Advertising Results [***];

10.4    display any Advertising Results in pop-up, pop-under, exit windows, expanding buttons, or animation;

10.5    display any Advertising Results to any third parties other than End Users;

10.6    minimize, remove or otherwise inhibit the full and complete display of any Advertising Results, and the corresponding Destination Pages;

10.7    [***];

10.8    directly or indirectly access, launch and/or activate the Services through or from, or otherwise incorporate the Services in, any software application, website or other means other than the Sites [***];

10.9    transfer, sell, lease, syndicate, sub-syndicate, lend, or use for co-branding, timesharing, service bureau or other unauthorized purposes any Services or access thereto (including, but not limited to [***] Advertising Results, or any part, copy or derivative thereof) [***];

10.10  [***];

10.11  directly or indirectly generate queries, or impressions of or clicks on Search or Advertising Results, through any automated, deceptive, fraudulent or other invalid means (including, but not limited to, click spam, robots, macro programs, and Internet agents [***];

10.12  [***];

10.13  encourage or require End Users or any other persons, either with or without their knowledge, to click on Advertising Results or enter queries through offering incentives or any methods that are deceptive or fraudulent (each of the foregoing in subsections 10.11, 10.12 and 10.13 a “Fraudulent Act”) [***];

10.14  modify, adapt, translate, prepare derivative works from, decompile, reverse engineer, disassemble or otherwise attempt to derive source code from any Services, the Google Protocol, or any other Google technology, content, data, routines, algorithms, methods, ideas design, user interface techniques, software, materials, and documentation [***];

10.15  remove, deface, obscure, or alter Google’s copyright notice, trademarks or other proprietary rights notices affixed to or provided as a part of any Services, the Google Protocol, or any other Google technology, software, materials and documentation;

10.16  “crawl”, “spider”, index or in any non-transitory manner store or cache Advertising Results, or any part, copy or derivative thereof; or

10.17  create or attempt to create a substitute or similar service or product through use of or access to any of the Services or proprietary information related thereto [***].

10.18  [***]

11.          [***]

12.          [***] Tracking.  Notwithstanding anything to the contrary in this Agreement, Google may track the performance of Ads displayed on the Sites [***].

13.          Filters.

13.1    Initial Blocklist.  IAC Site Affiliates may, at their option, provide Google with a list of URLs for URL Blocking (the “Blocklist”), which initial Blocklist for each Client ID is attached hereto as Exhibit F.  [***]  Google will use commercially reasonable efforts to exclude from Ads served under this Agreement Ads that contain the URLs set forth in Exhibit F; provided that in all cases, the parties acknowledge and agree that there will be occasions where Ads are not excluded in accordance with this section despite the commercially reasonable efforts of Google [***].

13.2    Updates to Blocklist.  IAC Site Affiliates may request that Google update the Blocklist no more than once every [***] days for Sites, and no more than once every [***] days for [***].  Google will add each set of URLs to the Blocklist [***] of Google’s receipt of such update request [***].

13.3    Other Filters.  Certain Services may contain other filtering capability, including, without limitation, SafeSearch, Country Restrict, Language Restrict, and AdSafe.  [***].  Notwithstanding anything to the contrary, if IAC or an IAC Site Affiliate elects to enable any such filters, (a) it is that party’s responsibility to enable such features in accordance with the instructions provided by Google in the applicable Service protocol, and (b) Google cannot and does not make any representation, warranty or covenant that all results will be limited to results elected by enabling such filter(s).  For example, but without limiting the foregoing, if an IAC Site Affiliate elects SafeSearch, Country Restrict, Language Restrict and/or AdSafe, Google cannot ensure and does not make any representation, warranty or covenant that all results will be limited to the countries or languages selected or that all objectionable results will be prevented.

14.          Updates or Modifications.

14.1  [***]

14.1.1     [***]

14.1.2     [***]

14.1.3     [***]

14.1.4     [***]

14.2  [***]

14.3  To the Sites.  IAC and each IAC Site Affiliate may update the design, content or underlying technology of the Sites in a manner consistent with its obligations contained herein; provided that IAC and/or each IAC Site Affiliate agrees that it shall keep Google informed of all planned material updates to such Sites which can reasonably be expected to impact the Services.

15.          Assignment of Client IDs.  [***]

16.          Test Queries.

16.1        Google Test Queries.  During the Services Term, Google shall have the right to send uncompensated queries (to test both the AFS and AFC Services) using automated processes to the Sites, [***] in order to verify that Ads are being served in compliance with the terms of this Agreement, to monitor or optimize the Services, and to enable Google to respond to IAC’s and/or the IAC Site Affiliates’ requests to test products or services on the Sites, [***].  During each month of the Services Term, Google may (i) send uncompensated queries and if so, shall use commercially reasonable efforts to send an amount no greater than [***] percent [***] of the total number of Queries and AFC Requests, during such month; and (ii) conduct automated testing of the Sites, [***] from a block of pre-identified IP Addresses.

16.2        [***]

17.          Reports.  Google will provide each IAC Site Affiliate with up-to-date online status reports via the Google Administrative Console for each [***] IAC Site Affiliate.  [***]

18.          Data.

18.1    Definition of IAC Data.  The parties agree that, as between IAC and Google, any data or information [***] prior to or during the Services Term, including, without limitation, data or information [***] but not data from [***].  In addition, as between Google and IAC, any data or information [***] under this Agreement [***].

18.2    Definition of Google Data.  The parties agree that, as between IAC and Google, any data or information [***] without limitation, data or information from [***]

18.3  Permitted and Prohibited Uses.

18.3.1     IAC Data. [***]

18.3.2     Google Data.  [***]

18.3.3     [***]

18.3.4     [***]

18.3.5     Legally Required Uses.  Notwithstanding the foregoing or anything to the contrary herein, either party may use the [***] to the extent required by law, in order to comply with legal process, preventing fraud or imminent harm, and ensuring the security of its network and services.

19.          [***]

20.          Additional Features

20.1    [***]

20.2    [***]

20.3    [***]  IAC and the IAC Site Affiliates shall comply with the Policy Guidelines [***] attached hereto as Exhibit I.  [***] may be updated from time to time during the Services Term, as further described in the Guidelines [***].

20.4    [***]

  20.5  [***]

20.6    [***]

21.          Payment.

21.1        Fees and Payment Timeframes.

21.1.1     [***]

21.1.2     AdSense for Search.  Subject to the terms and conditions of this Agreement, for each month during the Services Term, the fees shall be (i) the AFS Percentage for Sites of AFS Revenues from the Sites, and (ii) AFS Percentage for Syndicated Sites of AFS Revenues from the Syndicated Sites, attributable to such month.  For each new AFS Site, Google’s obligation to make payments under this Section shall not commence until Google’s technical personnel provide written approval of an IAC Site Affiliate’s initial implementation of the AFS Service on such new AFS Site, which shall not be unreasonably withheld or delayed.  [***]  For the avoidance of doubt, actual payments (i.e., which entity receives payment for which AFS Site) shall be in accordance with Section 21.3.

21.1.3     AdSense for Content. Subject to the terms and conditions of this Agreement, for each month during the Services Term, the fees shall be the AFC Percentage of AFC Revenues attributable to such month.  For each new AFC Site, Google’s obligation to make payments under this Section shall not commence until Google’s technical personnel provide written approval of an IAC Site Affiliate’s initial implementation of the AFC Service on such new AFC Site, which shall not be unreasonably withheld or delayed.  [***]  For the avoidance of doubt, actual payments (i.e., which entity receives payment for which AFC Site) shall be in accordance with Section 21.3.

21.2    Non-Qualifying Ads.  Notwithstanding any of the foregoing, Google shall not be liable for payment in connection with (a) any amounts which result from invalid queries, or invalid impressions of (or clicks on) Ads, generated by any person, bot, automated program or similar device, including, without limitation, through any Fraudulent Act, in each case as reasonably determined by Google [***] or (b) impressions of Ads or clicks on Ads delivered through an implementation which is not initially approved by Google pursuant to this Agreement or subsequently fails to meet Google’s implementation requirements and specifications, [***].  The number of Queries, and impressions of and clicks on Ads, as reported by Google, shall be the number used in calculating payments hereunder.  [***]

21.3  Methods of Payment.

21.3.1     Payments to Google.  All monthly payments due to Google shall be in the currency specified herein.  Any charges for converting foreign currency shall be the responsibility of IAC and/or the IAC Site Affiliates and shall be invoiced accordingly.   If paid in US dollars, payments to Google shall be made via wire transfer with the following instructions:

[***]	ABA# [***]	Account # [***]
[***]	[***]	Federal Tax I.D. # [***]

21.3.2     Payments to IAC.  Payments to IAC, or the IAC Site Affiliate as applicable, shall be made monthly pursuant to the wire transfer instructions specified on the Cover Page of this Agreement.  IAC may provide different payment instructions for different Sites [***].  For any Site which received Services prior to the Effective Date, Google shall make payments pursuant to the pre-existing payment instructions.  In addition, Google may, at its option, offset any payment obligations to IAC and/or the IAC Site Affiliates that Google may incur hereunder against any product or service fees (including late fees) owed and not yet paid by IAC and/or the IAC Site Affiliates under this Agreement, in addition to whatever other rights and remedies Google may have hereunder.  In addition, Google reserves the right to withhold and offset against its payment obligations hereunder, or require IAC and/or the IAC Site Affiliates to pay to Google (within thirty (30) days of any invoice therefor), any amounts Google may have overpaid to IAC and/or the IAC Site Affiliates in prior periods.

21.4    Taxes and Other Charges.  All payments under the Agreement are exclusive of taxes imposed by any governmental entity.  IAC and/or the IAC Site Affiliates shall pay any applicable taxes, including sales, use, personal property, value-added, excise, customs fees, import duties or stamp duties or other taxes and duties imposed by governmental entities of whatever kind and imposed with respect to the transactions for services provided under the Agreement, including penalties and interest, but specifically excluding taxes based upon Google’s net income.  When Google has the legal obligation to collect any applicable taxes, the appropriate amount shall be invoiced to and paid by IAC and/or the IAC Site Affiliates “net thirty (30) days” from the date of invoice or other notification.  IAC and the IAC Site Affiliates shall promptly provide Google with such documentation as may be required by the applicable governmental entity in order for Google to process payments hereunder (including, without limitation, a valid certificate of exemption from obligation to pay taxes as authorized by the appropriate governmental entity), and Google may withhold any payments required to be made hereunder until IAC and/or the IAC Site Affiliates has provided such documentation.  IAC and the IAC Site Affiliates shall promptly provide Google with original or certified copies of all tax payments or other sufficient evidence of tax payments at the time such payments are made pursuant to the Agreement.

21.5  Audit rights.

21.5.1     [***]

21.5.2     Google Audit Rights.  Upon fifteen (15) business days prior written notice, Google, at its own expense, may retain a nationally recognized independent auditor (whose fees are not contingency based) to review and audit IAC’s and/or an IAC Site Affiliate’s relevant records to verify IAC’s and/or an IAC Site Affiliate’s compliance with the requirement to [***].  Such audit shall:  (a) be subject to IAC’s and/or an IAC Site Affiliate’s reasonable security and confidentiality requirements; (b) occur no more than once every six (6) months and not during the first or last three (3) weeks of a calendar quarter, but if two (2) successive audits show that IAC and the IAC Site Affiliates are in compliance, then the frequency of audits shall occur no more than once every twelve (12) months, and (c) transpire during IAC’s and/or an IAC Site Affiliate’s normal business hours.  If the audit results in showing non-compliance with [***], then IAC and/or the IAC Site Affiliates shall remedy and pay for the reasonable costs associated with such audit.

21.5.3     Officer’s Certificate.  At Google’s written request, but no more often than once every calendar quarter during the Term, IAC shall provide Google with a written certificate signed by an authorized officer of IAC that certifies as of the date of such certificate the IAC Site Affiliates are compliance with [***].

21.6        [***]

22.          Confidentiality; PR.

22.1    Confidential Information. Each party (the “Receiving Party”) understands that the other party (the “Disclosing Party”) has disclosed or may disclose information of a confidential nature including, without limitation, data or other materials that is (a) clearly and conspicuously marked as “confidential” or with a similar designation; (b) is identified by the Disclosing Party as confidential and/or proprietary before, during, or promptly after presentation or communication; or (c) is disclosed in a manner which the Discloser reasonably communicated, or the Receiving Party should reasonably have understood under the circumstances that the disclosure should be treated as confidential, whether or not the specific designation “confidential” or any similar designation is used (“Confidential Information”).

22.2    Disclosure and Use.   Except with the prior written consent of the Disclosing Party, neither party shall (i) disclose any Confidential Information other than to employees and contractors who have a need to know and any disclosure to contractors may only be to contractors who have signed a non-disclosure agreement to protect the confidential information of third parties; (ii) make copies or allow others to make copies of such Confidential Information except as is reasonably necessary for internal business purposes to fulfill the obligations of this Agreement; or (iii) remove or export any such Confidential Information from the country of the Receiving Party to the extent prohibited by applicable export laws.  The Receiving Party shall treat the Confidential Information with at least the same degree of care and protection as it would use with respect to its own Confidential Information of a similar nature, but in no event less than a reasonable standard of care. The foregoing obligations shall survive for a period of [***] years following the termination or expiration of this Agreement, except in the case of source code, in which case the foregoing obligations shall be perpetual. In addition, nothing in this Agreement shall prohibit or limit either party’s use or disclosure of information (a) previously known to it without obligation of confidence, (b) independently developed by or for it without use of or access to the other party’s Confidential Information, (c) acquired by it from a third party which is not under an obligation of confidence with respect to such information, or (d) which is or becomes publicly available through no breach of this Agreement.  A party may disclose Confidential Information that is required to be disclosed by operation of law, court order or other governmental demand provided the Disclosing Party is given prompt notice of such requirement and the scope of such disclosure is limited to the extent possible.   Each party shall use Confidential Information of the other party solely for the purposes of fulfilling its obligations or exercising its rights under this Agreement or as expressly permitted in this Agreement.

22.3    Injunctive Relief.  The parties acknowledge and agree that breach of this Section 22 may cause irreparable injury for which monetary damages are not an adequate remedy.  Accordingly, each party may seek injunctive relief and any other available equitable remedies to enforce the provisions of this section, without posting a bond if otherwise required by law.

22.4    Confidentiality of Agreement.  Each party agrees that the terms of this Agreement shall be deemed Confidential Information of the other party, provided that in addition to the permitted disclosures under Section 13.2, either party may disclose the terms of this Agreement (i) if required to do so by law or generally accepted accounting principles, (ii) as required to assert its rights hereunder, and (iii) to its own directors, employees, attorneys, accountants, and other advisors on a “need to know” basis and under an obligation of confidentiality no less stringent than set forth herein. Each party agrees that the Disclosing Party will be given prompt notice of any disclosure made pursuant to clause (i) or (ii) above, and that any such disclosure shall be limited to the extent possible.  Notwithstanding the foregoing, in the event that IAC is required to file a copy of this Agreement or a summary of this Agreement with the Securities and Exchange Commission, the parties shall create a mutually agreeable redacted Agreement or a mutually agreeable summary that complies with applicable laws and regulations.

22.5    PR.  Neither party shall issue any press release or other public statement [***] in connection with this Agreement without the other party’s prior review and approval.

23.      Intellectual Property; Brand Feature Licenses.

23.1    Google Rights.  As between the IAC Parties and Google, IAC agrees that no IAC Party will claim or acquire, based on this Agreement or use of the Services hereunder, any right, title or interest in the Services or to the Intellectual Property Rights associated with the Services, except for the limited use rights expressly set forth in this Agreement.  The IAC Parties shall not modify, adapt, translate, prepare derivative works from, decompile, reverse engineer, disassemble or otherwise attempt to derive source code of the Services, any Google Protocols, Google Brand Features, or any other software, or documentation associated with the Services.  The IAC Parties will not remove, obscure, or alter Google’s copyright notice, trademarks, or other proprietary rights notices affixed to or contained within any Google Services, software, or documentation. Notwithstanding anything to the contrary in this section, to the extent that an IAC Party owns Intellectual Property Rights, this Agreement is not a grant of license to Google of any of those rights, nor does anything in this Agreement serve as a waiver of those rights.

23.2    IAC Rights.  As between Google and the IAC Parties, Google agrees that it will not claim or acquire, based on this Agreement or provision of the Services hereunder, any right, title and interest in (i) the Intellectual Property Rights associated with the Customer Content; and (ii) the Customer Content, except for the limited use rights expressly set forth in this Agreement.  Notwithstanding anything to the contrary in this section, to the extent that Google owns Intellectual Property Rights, this Agreement is not a grant of license to any IAC Party of any of those rights except as expressly provided for herein, nor does anything in this Agreement serve as a waiver of those rights.

23.3    Brand Feature License.  Each party will submit all materials of any kind containing the other party’s Brand Features to the other party for approval prior to each distribution.  Except as set forth in this Section, nothing in this Agreement shall grant or shall be deemed to grant to one party any right, title or interest in or to the other party’s Brand Features.  All use by Google of any IAC or IAC Site Affiliate Brand Features (including any goodwill associated therewith) shall inure to the benefit of IAC and/or the IAC Site Affiliates and all use of Google’s Brand Features (including any goodwill associated therewith) shall inure to the benefit of Google.  At no time during or after the Services Term shall one party assert rights in the Brand Features of the other party (except to the extent this restriction is prohibited by applicable law) or the registration thereof by the other party, nor shall either party attempt to register any Brand Features or domain names that are confusingly similar to those of the other party.

23.3.1     License to Google Brand Features.  Subject to the limitations set forth herein, Google hereby grants IAC a nontransferable, nonexclusive license during the term to: (a) use Google’s name in securities filings and documents that are required by law; (b) use Google’s name in press releases (to the extent permitted under Section 22 (Confidentiality); and (c) include Google’s Brand Features in presentations and marketing materials; provided that in each instance described in Sections 23.3.1(b) and 23.3.1(c) of IAC’s use and/or display of any Google Brand Feature, Google provides its advance written approval of all such advertising and messaging activities, such approval not to be unreasonably withheld or delayed.  Unless otherwise permitted in advance by Google in writing, IAC shall not use or display any Google Brand Features, and unless otherwise permitted in advance by IAC in writing, Google shall not include any Google Brand Features in any Result Set or any Ad.  For the avoidance of doubt, no IAC Party shall use any Google Brand Features in any manner in connection with [***].

23.3.2     License to IAC Brand Features.  Except for the right to include IAC, its Affiliates (which use the Services under this Agreement) and the Sites on a list of customers who use the Services, this Agreement does not grant Google any rights to reference or use any IAC Party’s Brand Features.  IAC’s and/or an IAC Site Affiliate’s license to Google shall be expressly limited to Google specifically referencing IAC and/or the IAC Site Affiliates as a customer only of the Services and shall not include any reference that IAC and/or the IAC Site Affiliates utilizes any other Google product or any reference that is ambiguous enough to cause confusion as to whether IAC and/or the IAC Site Affiliates uses any other Google product other than the Services pursuant to this Agreement.

24.      Warranties, Disclaimers.

24.1    Google Warranties, Disclaimers. Google warrants that it has full power and authority to enter into this Agreement and perform its obligations hereunder.  GOOGLE MAKES NO OTHER WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.

24.2    IAC Warranties, Disclaimers.  IAC warrants (i) that it has full power and authority to enter into this Agreement and perform its obligations hereunder, and (ii) IAC Parties  shall use information provided by Google (including, without limitation, Results Sets) in a manner that complies with applicable laws.  IAC AND THE IAC SITE AFFILIATES MAKE NO OTHER WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.

25.      Indemnification.

25.1    Google Indemnities.  Google will defend (or at its option settle), indemnify and hold harmless IAC and its Affiliates (which are receiving the Services under this Agreement) and their respective officers, directors, employees and agents from and against any action, loss, cost, claim, demand, liability or expense, including reasonable attorney’s fees, from a third party lawsuit or proceeding brought against IAC and/or the IAC Site Affiliates arising from a claim that: [***] the Services or any Google Brand Feature infringes any [***] copyright, trade secret or trademark of such third party (an “IP Claim”); [***].

25.2    [***].

25.3    IAC Indemnities.  In addition to IAC’s indemnification obligations in Exhibit H [***], IAC will defend (or at its option settle), indemnify and hold harmless Google and its Affiliates and their respective officers, directors, employees and agents from and against any action, loss, cost, claim, demand, liability, or expense, including reasonable attorney’s fees, from any third party lawsuit or proceeding brought against Google arising from: (a) a claim that the use of the [***] Customer Content, Sites, [***] and/or IAC Party Brand Features infringe any patent, copyright, trade secret or trademark of such third party unless such claim is solely caused by IAC’s and/or an IAC Parties’ use of the Services in accordance with this Agreement; (b) An IAC Party’s use of the Services in breach of the Agreement or use of the [***] other than as instructed by Google; and/or (c) an IAC Party’s unauthorized use of information provided by Google violates applicable data protection laws.

25.4    General.  Indemnification shall be provided for any claim covered under this section and shall be limited to (i) payment by the indemnifying party (“Indemnitor”) of all damages and costs finally awarded (including reasonable attorney’s fees) for such claim, or (ii) settlement costs approved in writing by the Indemnitor.  The indemnification obligations set forth in this Agreement shall not apply to the extent Indemnitor has been prejudiced by the failure of the party seeking indemnification (“Indemnitee”) to: (i) promptly notify the Indemnitor of such claim, (ii) provide the Indemnitor with reasonable information, assistance and cooperation in defending the lawsuit or proceeding, and (iii) give the Indemnitor full control and sole authority over the defense and settlement of such claim.  The Indemnitee may join in defense with counsel of its choice at its own expense.  Neither party shall agree to any settlement that admits wrongdoing by the other party or that imposes any non-monetary obligations, or any monetary obligations not indemnified by the other party, on the other party. The Indemnitor shall only reimburse the Indemnitee for expenses incurred by the Indemnitee with the Indemnitor’s prior written approval.

25.5    IP Claims.  [***]

25.6 THIS SECTION 25 STATES THE PARTIES’ ENTIRE LIABILITY AND EXCLUSIVE REMEDY WITH RESPECT TO VIOLATION OF A THIRD PARTY’S INTELLECTUAL PROPERTY RIGHTS [***].

26.          Limitation of Liability.

26.1  Limitation.

26.1.1     SUBJECT TO SECTION 26.2, NEITHER PARTY WILL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING BUT NOT LIMITED TO DAMAGES FOR LOST DATA OR LOST PROFITS, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, INCLUDING BUT NOT LIMITED TO CONTRACT OR TORT (INCLUDING PRODUCTS LIABILITY, STRICT LIABILITY AND NEGLIGENCE), AND WHETHER OR NOT SUCH PARTY WAS OR SHOULD HAVE BEEN AWARE OR ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY STATED HEREIN.

26.1.2     SUBJECT TO SECTION 26.2, IN NO EVENT SHALL EITHER PARTY’S LIABILITY ARISING OUT OF THIS AGREEMENT EXCEED [***].

26.2    Exclusions to Limitations. Unless and then only to the extent expressly stated in this Agreement, nothing in this Agreement shall exclude or limit, and Sections 26.1.1 and 26.1.2 do not limit, either party’s liability for:

(a) amounts payable pursuant to Section 25 (Indemnification) provided, however, that in no event shall (i) Google’s liability for any or all claims arising out of Google’s indemnification obligations with regard to the [***] exceed [***] and (ii) Google’s liability for any or all claims arising out of Google’s indemnification obligations with regard to [***] exceed [***];

(b) amounts payable pursuant to the indemnification provisions set forth in Exhibit H [***];

(c) breaches of Section 23 (Intellectual Property, Brand Feature Licenses);

(d) breaches of Section 22 (Confidentiality); and

(e) any material breach (for which prompt notice has been given) by either party with respect to which the breaching party acts with [***], in each case in breach of the Agreement.  This Section 26.2(e) shall only apply for damages that cannot be mitigated despite the non-breaching party’s commercially reasonable efforts and if the non-breaching party terminates the Agreement, provided, however, that in no event shall either party’s exposure under this Section exceed [***] with respect to the [***] immediately preceding the date on which a claim arising out of the AFS or AFC Services arises ([***], in which case the relevant measurement period shall be the most recent [***] prior to such material and negative impact).  The non-breaching party may not seek damages incurred earlier than [***] prior to filing such claim under this Section.  Any claim arising out of the [***] shall be not be subject to this Section 26.2(e).

(f) any material breach (for which prompt notice has been given) by either party with respect to which the breaching party [***]. This Section 26.2(f) shall only apply for damages that cannot be mitigated despite the non-breaching party’s commercially reasonable efforts, provided, however, that in no event shall either party’s exposure under this Section 26.2(f) exceed [***].  The non-breaching party may not seek damages incurred earlier than [***] prior to filing a claim under this Section.  Any claim, other than claims addressed by subsections (a), (b), (c) and (d) above, arising out of the [***] shall be subject to this Section 26.2(f).

26.3        No Addition of Liabilities.  The limitations of liabilities set forth in the Agreement shall not be additive.  Each party’s aggregate liability for all claims under the Agreement may never exceed the liability cap ascribed to those claims, and together may never exceed the highest applicable liability cap [***].

26.4        Allocation of Risk.  The parties agree that this Section 26 represents a reasonable allocation of risk.

27.          Term; Termination Provisions.

27.1    Services Term. The term of this Agreement shall commence on the Effective Date and shall continue for the period of the Initial Services Term stated above, unless earlier terminated as provided in this Agreement.  Thereafter, this Agreement may be renewed only upon a definitive written agreement signed by the parties.  For purposes of this Agreement, the term of any renewal hereunder is referred to as the “Renewal Term,” and the Initial Services Term, together with the Renewal Term, if any, may also be referred to as the “Services Term” or “Term.”

27.2    General Termination Provisions.  Either party may suspend performance, in whole or in part, or terminate this Agreement in full with written notice: (i) if the other party materially breaches the Agreement and fails to cure such breach within [***] after receiving written notice thereof;  (ii) if the other party becomes insolvent or makes any assignment for the benefit of creditors or similar transfer evidencing insolvency, or suffers or permits the commencement of any form of insolvency or receivership proceeding, or has any petition under bankruptcy law filed against it, which petition is not dismissed within sixty (60) days of such filing, or has a trustee, administrator or receiver appointed for its business or assets or any part thereof; (iii) if the other party materially breaches the Agreement with respect to Section 23 (Intellectual Property; Brand Features License) and fails to cure such breach within [***] after receiving written notice thereof and such failure causes more than de minimus harm to the non-breaching party; (iv) if the other party materially breaches the Agreement with respect to Section 22 (Confidentiality); or (v) if the other party is in material breach (and has received notice thereof) of the Agreement with respect to [***].

27.3    Google Right to Cease Providing Services to Certain Jurisdictions.  Notwithstanding the foregoing, in addition to the termination rights granted above in Section 27.2, Google may cease provision of the Services for use in a particular jurisdiction upon [***] written notice to IAC if Google reasonably determines that it would be illegal to continue providing the Services in light of applicable laws of that jurisdiction.

27.4    IAC Termination Rights.  Notwithstanding the foregoing, in addition to the termination rights granted above in Section 27.2, IAC may terminate the Agreement if Google fails to cure any material breach of the [***] set forth in this Agreement within [***] calendar days after receipt of written notice from IAC of such breach.

27.5    Rights upon Termination.  Upon the expiration or termination of the Agreement for any reason: (i) all rights and licenses granted by either party shall cease immediately; (ii) except as otherwise expressly permitted in Section [***] and [***], each party shall promptly return to the other party, or destroy and certify the destruction of, all Confidential Information of the other party; and (iii) each party’s rights to use any of the other party’s Brand Features, as permitted under the Agreement, shall cease immediately.

28.      Miscellaneous Provisions.

28.1    Compliance with Laws.  Each party shall comply with all laws, rules and regulations, if any, applicable to it in connection with the performance of its obligations under the Agreement.

28.2    Notices.  All notices shall be in English and in writing and (a) if sent to IAC to the address identified on the Cover Page of this Agreement with a copy to IAC Legal, or as otherwise provided by IAC for various IAC Site Affiliates, and (b) if sent to Google to such address as provided at: www.google.com/corporate/address.html or as otherwise provided in writing for such notice purposes; provided, however, that all invoices and payments shall be sent to the attention of Google Finance, all legal notices shall be sent to the attention of the Google Legal Department, and all other correspondence shall be sent to the attention of the account manager specified by Google.  Notice shall be deemed given (i) upon receipt when delivered personally, (ii) upon written verification of receipt from overnight courier, (iii) upon verification of receipt of registered or certified mail or (iv) upon verification of receipt via facsimile, provided that such notice is also sent simultaneously via first class mail.  Either party may update addresses for purposes of notices with written notice to the other party.

28.3    Assignment.

28.3.1     Prohibited Assignment.  Neither party shall assign or otherwise transfer its rights or obligations under the Agreement, in whole or in part, without the other party’s prior written approval and any attempt to do so will be null and void.  For purposes of this section, an assignment will be deemed to include, without limitation, any transaction in which another party or parties acquire the direct or indirect power to direct the management and policies of IAC or Google (“Controlling Interest”), whether by way of merger, consolidation, change of control, sale of all or substantially all of IAC’s or Google’s securities or assets, contract, management agreement or otherwise.  [***]

28.3.2     [***]

28.3.3     [***]

28.4    [***]

28.5    Sale of an Asset.  In the event IAC and/or an IAC Site Affiliate sells or transfers whether by way of merger, consolidation, change of control, sale of securities or assets, contract, management agreement or otherwise [***] any Site, then such website shall no longer constitute a Site under this Agreement [***].

28.6    Management Committee.  [***]

28.7    Governing Law.  The laws of California, excluding California’s choice of law rules, and applicable federal U.S. laws shall govern the Agreement.  Each party agrees to submit to the personal and exclusive jurisdiction of the courts located in Santa Clara County, California. The parties specifically exclude from application to the Agreement the United Nations Convention on Contracts for the International Sale of

Goods and the Uniform Computer Information Transactions Act.  The parties agree to waive trial by jury.  For any lawsuit for which there is concurrent jurisdiction in state and federal court, the parties agree to litigate in federal court, provided that in no event shall a party be required to split claims from a single lawsuit.

28.8    Equitable Relief.  Either party may seek equitable relief, including temporary restraining orders or injunctions, in addition to all other remedies, for breach or threatened breach of an IAC Party’s exclusivity obligations contained in this Agreement or either party’s obligations contained in Sections 23 (Intellectual Property; Brand Feature License) or Section 22 (Confidentiality) of this Agreement.

28.9    Entire Agreement.  The parties agree that the Amended and Restated Advertising Services Agreement between Google and Ask Jeeves, Inc. dated July 26, 2004 (“Existing Agreement”) shall remain in effect until December 31, 2007 unless otherwise terminated as permitted in the Existing Agreement.  As of January 1, 2008, this Agreement shall supersede any other prior or collateral agreements, whether oral or written, with respect to the subject matter hereof and this Agreement (including any exhibits and attachments thereto), and any terms located at Google URLs referenced pursuant to the Agreement (which are all incorporated herein by reference), shall constitute the entire agreement with respect to the subject matter hereof, and any terms contained in any related purchase order(s) or other documents pertaining to the subject matter of this Agreement shall be null and void.  In the event of a conflict, inconsistency or contradiction between a term located at a Google URL incorporated by reference herein and a term in the body of this Agreement, the term of this Agreement shall control.  The captions and headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

28.10  Amendments.  Any amendments or modifications to the Agreement must (i) be in writing; (ii) refer to the Agreement; and (iii) be executed by an authorized representative of each party.

28.11  [***]

28.12  No Waiver.  The failure to require performance of any provision shall not affect a party’s right to require performance at any time thereafter; nor shall waiver of a breach of any provision constitute a waiver of the provision itself.

28.13  Severability.  If any provision is adjudged by a court of competent jurisdiction to be unenforceable, invalid or otherwise contrary to law, such provision shall be interpreted so as to best accomplish its intended objectives and the remaining provisions shall remain in full force and effect.

28.14  Survival.  The following sections of this Agreement will survive any expiration or termination of this Agreement:  Sections 18 (Data), 21 (Payment), 22 (Confidentiality; PR), 24 (Warranties; Disclaimers), 25 (Indemnification) to the extent a claim arises during the Services Term, 26 (Limitation of Liability) and 28 (Miscellaneous).

28.15  Independent Contractors.  The parties hereto are and shall remain independent contractors and nothing herein shall be deemed to create any agency, partnership, or joint venture relationship between the parties.  Neither party shall be deemed to be an employee or legal representative of the other nor shall either party have any right or authority to create any obligation on behalf of the other party.

28.16  No Third Party Beneficiaries.  The Agreement is not intended to benefit, nor shall it be deemed to give rise to, any rights in any third party.

28.17  Force Majeure.  Neither party shall be liable for failing or delaying performance of its obligations (except for the payment of money)  resulting from any condition beyond its reasonable control, including but not limited to, governmental action, acts of terrorism, earthquake, fire, flood or other acts of God, labor conditions, power failures, and  Internet disturbances.

28.18  IAC and IAC Site Affiliates.  IAC’s rights and remedies set forth in this Agreement are cumulative and not duplicative and may be enforced solely by IAC and not by an IAC Site Affiliate and IAC shall be liable for the performance of the IAC Site Affiliates under this Agreement.

28.19  Successors; Counterparts; Drafting; General.  The Agreement (a) shall be binding on and inure to the benefit of each of the parties and their respective successors and assigns; (b) may be executed in counterparts, including facsimile counterparts, each of which will be deemed an original and all of which when taken together will constitute one and the same instrument; and (c) shall be construed as if both parties jointly wrote it.

IN WITNESS WHEREOF, the parties have executed this Agreement by persons duly authorized.

Google: GOOGLE INC.		Customer: IAC/InterActiveCorp

By:	/s/ Omid Kordestani	By:	/s/ Greg Blatt

Print Name: Omid Kordestani		Print Name: Greg Blatt

Title: Senior Vice President Global Sales and
Business Development		Title: Executive Vice President, General Counsel

Date: November 8, 2007		Date: November 8, 2007

List of Exhibits Attached Hereto:

Exhibit A

[***]

Exhibit B

[***]

Exhibit C

[***]

Exhibit D

[***]

Exhibit E

[***]

Exhibit F

[***]

Exhibit G

[***]

Exhibit H

[***]

Exhibit I

[***]

Exhibit J

[***]

Exhibit K

[***]

Exhibit L

[***]

Exhibit M

[***]

Exhibit A

[***]

Exhibit B

[***]

Exhibit C

[***]

Exhibit D

[***]

Exhibit E

[***]

Exhibit F

[***]

Exhibit G

[***]

Exhibit H

[***]

Exhibit I

[***]

Exhibit J

[***]

Exhibit K

[***]

Exhibit L

[***]

Exhibit M

[***]